                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the use of our report incorporated herein by reference dated February 22, 2000, and the reference to our firm under the caption "Experts" included in or made part of this Form S-3.

/s/ Lucas,Horsfall,Murphy&Pindroh, LLP

Pasadena, CA
November 30, 2000